UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-00958

T. Rowe Price New Horizons Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

Item 1. Report to Shareholders

New Horizons Fund	December 31, 2013

The views and opinions in this report were current as of December 31, 2013. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

U.S. equities posted extraordinary, broad-based returns in 2013. Small-cap growth shares generated particularly impressive gains as the U.S. economy gradually strengthened and interest rates rose over the course of the year. The fund returned more than 49%, helped by strong stock selection, and outperformed its benchmark index for the reporting period.

The New Horizons Fund returned 49.11% for the 12 months ended December 31, 2013, surpassing the 43.30% return of its benchmark, the Russell 2000 Growth Index, as a result of strong stock selection. The fund outpaced the broad Russell 2000 Index of small-cap stocks and the Lipper Small-Cap Growth Funds Index by even wider margins. The fund’s long-term performance versus its peers remained strong. The New Horizons Fund was in the top 1% of its Lipper small-cap growth fund peer group for the trailing 3-, 5-, and 10-year periods ended December 31, 2013. Based on cumulative total return, Lipper ranked the fund 54 of 513, 3 of 457, 3 of 400, and 2 of 264 for the 1-, 3-, 5-, and 10-year periods ended December 31, 2013, respectively. (Past performance cannot guarantee future results.)

MARKET ENVIRONMENT

Major U.S. stock indexes produced excellent returns in 2013, as the economy strengthened and investors remained optimistic despite moderating corporate fundamentals and uncertainty about fiscal and monetary policies. As the year began, federal tax increases and automatic spending cuts threatened to derail the economic recovery, but their impact was mitigated by $85 billion in monthly asset purchases by the Federal Reserve to suppress long-term interest rates. However, comments by Fed Chairman Ben Bernanke in May about possibly slowing the central bank’s quantitative easing measures caused long-term bond yields to climb, which weighed on equities. Investors were surprised but pleased that the Fed delayed a widely expected mid-September tapering of its asset purchases. As the year ended, investors welcomed the Fed’s announcement that it would begin in January 2014 to reduce by $10 billion per month its asset purchases. The central bank also pledged to keep short-term interest rates very low even if the unemployment rate falls below 6.5%—as long as inflation remains contained.

Small-cap stocks outperformed mid- and large-caps in 2013. The small-cap Russell 2000 Index returned 38.82% versus 33.50% and 32.39% for the Standard & Poor’s MidCap 400 Index and the S&P 500 Index of large-cap stocks, respectively. As measured by various Russell indexes, growth stocks outperformed value stocks across all market capitalizations. The outperformance of growth companies was most striking in small-cap stocks, as the Russell 2000 Growth Index posted a return nearly nine percentage points higher than the return of the Russell 2000 Value Index for the year.

PORTFOLIO REVIEW

For 53 years, the New Horizons Fund has invested in small companies that precipitate and navigate change to become much larger over time. The five portfolio managers who preceded the current manager made invaluable contributions to how we understand change. This year, two of these thoughtful men passed away.

Curran “Cub” Harvey managed the fund for a decade starting in 1969 and exemplified the fund’s tradition of identifying small companies that have the potential to become much larger over time. In his annual shareholder letter about 10 years into managing the fund, he reflected, “At the beginning of the last decade, when we began our search for ‘retailers with a difference,’ Walmart was an unknown entity on Wall Street. The company, based in Bentonville, Arkansas, had just begun a major transition from a variety store operator to a full-line regional discount merchandiser.” Cub recalled making a “substantial initial commitment” at Walmart’s initial public offering (when the company had a market capitalization of only $21.5 million) and seeing Walmart grow from 33 to 276 total stores as its stock price compounded at an annual average of 36%. Cub showed patience in dealing with his “winners,” as Walmart grew to become among the fund’s three largest holdings through 1982.

At the beginning of his tenure, Jack Laporte, who managed the fund from 1987 through 2010, articulated his goal for the fund—a goal that he achieved and for which we continue to strive. “Investment ideas frequently arise from change within an industry or individual company, so ‘change’ in some form is an important factor in most of our investment decisions,” he wrote in an annual shareholder letter. “The critical issue is who will benefit from the change.” He practiced what he preached with the decision to add the payroll services firm Paychex to the portfolio around that time. In 1998, Jack wrote that Paychex epitomized “our philosophy of letting our winners run and not selling great companies prematurely.” At that point, Paychex had appreciated by 40 times the initial investment, he wrote.

We venture to channel the wisdom of Cub and Jack in our continued attempt to invest in both early-stage innovative companies and durable growth companies. We seek out small-cap companies that have the potential to be much larger over time. As we mentioned in our last shareholder letter, these companies are very rare—on average, 18 every year (including many repeats). We spend a great deal of time and resources finding such promising companies early in their life cycles. Early-stage companies account for about a third of our holdings, with durable growth firms making up approximately two-thirds of the portfolio.

Our early-stage innovators tend to operate in businesses related to six broad categories of innovation: corporate technology, consumer Internet, health care information technology, genomics, financial payments technology, and collaborative or aggregate data (more commonly known as “big data”). We have found that, to become larger over time, companies often need to have a “second act,” which requires successfully navigating a key business transaction to introduce a significant additional product or reach a major new market. We typically invest in a company during the lead-up to or in its “Act 1” phase, at which point it has moved from start-up territory to demonstrating that it has a large and addressable market, a strong product-market fit, a product that is additive for customers, and solid underlying unit economics.

Importantly, we will only invest in a company at this point if it has the potential for an Act 2 in addition to a solid foundation for its Act 1. The key characteristics we seek when assessing the potential for an Act 2 are a strong management team with the ability to execute in the present as well as the desire to invest in the future; a refined understanding of the marketplace and the ability to both adapt to change and shape the market environment; a focus on scale of people and product from the start; and dedication to promoting a healthy, strong culture.

Once we have made an initial investment in an early-stage innovator with the potential for an Act 2, we strive to identify key sign points that would signify the company is successfully transitioning to a large company. We forecast a range of potential outcomes that could follow that transition point and, as a result of this analysis, we are ready to quickly adjust our holdings appropriately.

We track this methodology, like a sports team evaluating its draft classes, with what we call a “vintage analysis.” This analysis chronicles the performance and position size of all the holdings added to the fund in a particular year. As inflection points come to pass, we adjust position sizes as necessary; as a result, vintages tend to generate the greatest performance not in their first year, but in later years as they become more concentrated around companies with probable second acts. For example, our 2011 vintage initially contained 75 holdings; today, only 41 of these holdings remain. While this vintage returned only 13% in 2011 and 3% in 2012, this year, as companies like Netflix (now double its original position size) fulfilled their Act 2 potential, the 2011 vintage returned 209%. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

Fifth & Pacific, one of the leading contributors to performance in 2013, is a good example of how we strive to anticipate transitions. We initially invested in Fifth & Pacific—the former Liz Claiborne company and, until recently, a portfolio of brands that included Kate Spade, Juicy Couture, and Lucky Brand Jeans—with the view that a change in the apparel retailer’s management team and divestitures would unlock considerable shareholder value. From the New Horizons Fund’s long history, we know how rare strong retail brands like Kate Spade are. (In fact, in an interesting instance of history repeating itself, the fund bought Liz Claiborne shares at its 1982 initial public offering, and the company became the fund’s largest holding in 1987.) Fifth & Pacific sold off Juicy Couture in October and Lucky Brand Jeans in December to focus exclusively on Kate Spade. Each divestiture represented a transition point identified in our original thesis, and we were well prepared to increase our position size as they occurred.

Another strong-performing innovative growth company this year is Twitter, which fits into our consumer Internet category. We invested privately in this real-time social media micro-blogging company in 2009 when Twitter had a market value of less than $1 billion—an earlier stage than is typically our practice. At that point, Twitter’s Act 1 was underway, its rapid user growth indicating a strong product-market fit and a large addressable market. Although Twitter did not have the systems and processes it would need to build its scale, we were impressed by the management team and its vision to transform Twitter into a much larger enterprise. As the company’s leadership matured, it invested in the systems it needed to increase Twitter’s scale, adapting to the secular trend toward mobile technology and allowing the company to build a platform that it could monetize. This successful transition to monetization was key to Twitter’s success in going public in November 2013.

Chinese online video company Youku Tudou, another strong performer in 2013, is another case study of how identifying the potential for an Act 2 long before it occurs (or is even definable) is essential for a successful New Horizons Fund investment. We initially invested in Youku in 2010, when the company exhibited the attributes required for a successful Act 1, including a huge accessible market and strong unit economics stemming from its focus on user-generated content. Importantly, Youku also demonstrated the potential for an Act 2 in the form of a strong, product-focused executive team that had made anticipatory investments in the systems necessary to build scale and quickly adjust to major secular trends. At that point, we could not pinpoint which secular trend would require Youku to adapt; however, when the transition to mobile technology materialized, Youku was prepared, and having traced out the potential outcomes in advance, we were able to adjust our position size as necessary.

Of course, not every innovative growth company in the fund performed well in 2013. For example, Rackspace Hosting, a company that provides cloud computing infrastructure for its customers, produced negative returns for the year. Rackspace enjoyed great returns until early 2013, when its transition from an Act 1 as a managed hosting company to an Act 2 as a public cloud company took longer than the market expected.

Innerworkings is another innovative growth holding that lost ground during the reporting period. We purchased shares of the print management company at its 2006 IPO because we liked its customer proposition—using data and technology to generate savings for large companies—and potentially large, accessible market. We have since discovered that penetrating this market is more difficult than we initially anticipated, and as new account additions have failed to meet expectations, the stock has suffered.

Although researching early-stage innovators takes up approximately half of our time, durable growth companies account for about two-thirds of the fund. In these businesses, we seek superior business and financial models coupled with management teams that effectively execute on a daily basis while also positioning their companies for future success. In addition, we look for companies with a high and growing return on invested capital.

Rockwood Holdings, a diversified chemicals company and low-cost producer in the lithium industry, is a durable growth firm that made a positive contribution to performance. Our investment in Rockwood is premised on a very strong management team, which we believe will be able to constantly improve the company’s day-to-day execution while overseeing one large, strategic bet—its leading position in the market for lithium, a key component of batteries for electric and hybrid cars. Rockwood’s executives continue to allocate capital in intelligent ways and think strategically years in advance of the company’s competitors. If public acceptance of electric cars grows at a significant rate, Rockwood has the potential to become a much larger company over time.

Mobile Mini is another durable growth company that we have held for some time, but we significantly increased the size of our position this year. Mobile Mini buys used steel ocean-shipping containers, refurbishes them, and leases them primarily to construction companies as portable storage containers through locations in the U.S. and the UK. Mobile Mini appointed a new CEO in March who formerly ran a similar but much larger and more complex company with great success. We believe that the new CEO will be able to implement significant improvements in the company’s operations while maintaining one large “bet,” putting a national sales team in place to expand into end markets outside the construction industry.

OUTLOOK

Although there have been recent indicators of improvement in U.S. economic growth, a reduction in the level of unemployment, and resilience in the recovering housing market in the face of higher mortgage rates, we caution that a better economic environment does not guarantee superior stock market performance. In light of the strong 2013 gains by small-cap growth stocks, price-to-earnings ratios have reached levels that appear quite high by historical standards. While stock market gains were broad in 2013, we anticipate that identifying cases in which a company’s stock price underestimates its earnings potential will become more important in attaining superior long-term returns in small-cap growth shares.

One factor that has helped drive small-cap growth stock valuations sharply higher is the decreasing number of companies in the broad small-cap universe. Years of merger and acquisition activity, management buyouts taking companies private, and financial distress have thinned the ranks of publicly traded small-cap stocks. In addition, the advent of new compliance requirements under the Sarbanes-Oxley Act of 2002 caused the number of new IPOs to drop precipitously. As a result, more capital is now chasing a significantly smaller number of small-cap investment options.

As a result of this year’s remarkable rally in small-cap stocks and the factors described above, valuations are now at levels that may raise a caution flag. The price-to-earnings ratio of the fund’s holdings at the end of December was 32.6, the highest quarter-end level in over 10 years. Based on several measures, small-cap valuations relative to historical ranges also remain elevated compared with large-caps. For example, the fund’s P/E ratio relative to the S&P 500 Index on expected 12-month forward earnings was 2.13 at the end of December, significantly up from 1.67 nine months earlier. For these reasons, we believe that smaller-cap companies will have a difficult time outperforming larger-cap shares and that larger-cap stocks offer better relative value in the near term.

While the sharp advance in valuations for small-cap growth stocks may encourage you to reevaluate the size of your overall allocation to small-cap equities, we remain confident in our ability to apply fundamental research to find small companies with the potential to grow much larger over time. Whether these companies fall into either the innovative early-stage growth or durable growth category, we believe that they all have the capability to provide solid long-term returns for our shareholders.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Henry Ellenbogen
President of the fund and chairman of its Investment Advisory Committee

January 27, 2014

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

FUND CLOSED TO NEW INVESTORS

On January 2, 2014, T. Rowe Price announced that it closed the New Horizons Fund to new investors in order to protect the interests of the fund’s existing shareholders. Existing shareholders in the fund may continue to buy, exchange, and sell shares in accordance with our existing fund policies. The fund has grown to more than $15 billion in assets as of the end of 2013, and continuing to allow new investors to invest in the fund could have compromised the ability of the portfolio manager to select and hold the small-cap stocks that offer the best opportunities for long-term returns. T. Rowe Price first closed the New Horizons Fund near a market peak in October 1967 and has reopened and closed the fund several times since then. Given the recent strong returns for small-cap stocks in general, we suggest that you review your allocation to small-cap companies—as well as your investment time horizon—and consider reducing the size of these holdings if they have grown to a larger-than-expected proportion of your overall portfolio.

RISKS OF STOCK INVESTING

As with all stock and bond mutual funds, each fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Investing in small companies involves greater risk than is customarily associated with larger companies. Stocks of small companies are subject to more abrupt or erratic price movements than larger-company stocks. Small companies often have limited product lines, markets, or financial resources, and their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price/book ratio: A valuation measure that compares a stock’s market price with its book value; i.e., the company’s net worth divided by the number of outstanding shares.

Price/earnings (P/E) ratio: A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. The ratio is a measure of how much investors are willing to pay for the company’s earnings.

Russell 2000 Growth Index: An index that tracks the performance of small-cap stocks with higher price-to-book ratios and higher forecast growth values.

Russell 2000 Index: An unmanaged index that tracks the stocks of 2,000 small U.S. companies.

Russell 2000 Value Index: An index that tracks the performance of small-cap stocks with lower price-to-book ratios and lower forecast growth values.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Portfolio Highlights

## TWENTY-FIVE LARGEST HOLDINGS

| | Percent of Net Assets 12/31/13 |
|---|---|
| Twitter | 1.8% |
| Lumber Liquidators | 1.5 |
| Regeneron Pharmaceuticals | 1.4 |
| Youku Tudou | 1.4 |
| Incyte | 1.3 |
| Gartner | 1.3 |
| Roper Industries | 1.2 |
| O'Reilly Automotive | 1.2 |
| Netflix | 1.2 |
| Harman International Industries | 1.2 |
| Rockwood Holdings | 1.2 |
| FactSet Research Systems | 1.1 |
| Vail Resorts | 1.1 |
| AIMIA | 1.1 |
| Restoration Hardware | 1.1 |
| Acuity Brands | 1.1 |
| Pricesmart | 1.1 |
| CoStar | 1.1 |
| athenahealth | 1.0 |
| Allegiant Travel | 1.0 |
| Advisory Board | 1.0 |
| Groupon | 1.0 |
| Fifth & Pacific | 1.0 |
| Sapient | 1.0 |
| zulily | 0.9 |
| Total | 29.3% |

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Portfolio Highlights

## CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE

Six Months Ended 12/31/13

| Best Contributors | | Worst Contributors | |
|---|---|---|---|
| Twitter | 61¢ | Angie's List | -10¢ |
| Incyte | 40 | Francesca's Holdings | -8 |
| Netflix | 39 | Innerworkings** | -7 |
| zulily | 24 | Neurocrine Biosciences | -5 |
| Youku Tudou | 24 | Tile Shop | -5 |
| Harman International Industries | 21 | BJ's Restaurants | -4 |
| athenahealth | 21 | Panera Bread | -4 |
| Lumber Liquidators | 20 | Restoration Hardware | -3 |
| Ctrip.com International | 17 | Tumi | -3 |
| Acuity Brands | 17 | Rackspace Hosting | -3 |
| Total | 284¢ | Total | -52¢ |

12 Months Ended 12/31/13

| Best Contributors | | Worst Contributors | |
|---|---|---|---|
| Netflix | 88¢ | Rackspace Hosting | -19¢ |
| Twitter | 71 | Innerworkings** | -12 |
| Incyte | 51 | Francesca's Holdings | -7 |
| Lumber Liquidators | 38 | HMS | -5 |
| Groupon* | 36 | Infinity Pharmaceuticals** | -4 |
| Fifth & Pacific | 32 | Tile Shop* | -4 |
| Regeneron Pharmaceuticals | 30 | Bazaarvoice | -3 |
| Financial Engines | 29 | Aruba Networks | -3 |
| Harman International Industries | 28 | Northern Oil & Gas | -3 |
| athenahealth | 27 | Fleury** | -2 |
| Total | 430¢ | Total | -62¢ |

*Position added.
**Position eliminated.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

## Portfolio of Investments ‡

(Cost and value in $000s)

| | Shares/$ Par | Value |
|---|---|---|
| **COMMON STOCKS 93.9%** | | |
| **CONSUMER DISCRETIONARY 23.4%** | | |
| **Diversified Consumer Services 0.2%** | | |
| American Public Education (2) | 709,077 | 30,824 |
| | | 30,824 |
| **Hotels, Restaurants & Leisure 5.0%** | | |
| Arcos dorados Holdings, Class A | 2,747,700 | 33,302 |
| BJ's Restaurants (1)(2) | 1,790,000 | 55,597 |
| Chipotle Mexican Grill (2) | 202,300 | 107,781 |
| Choice Hotels International | 2,307,913 | 113,342 |
| Dunkin Brands | 1,866,500 | 89,965 |
| Iao Kun | 910,750 | 2,796 |
| Krispy Kreme (1)(2) | 5,255,250 | 101,374 |
| Noodles (2) | 21,500 | 772 |
| Panera Bread, Class A (2) | 621,374 | 109,791 |
| Vail Resorts (1) | 2,373,800 | 178,581 |
| | | 793,301 |
| **Household Durables 1.5%** | | |
| Harman International | 2,244,400 | 183,704 |
| Tempur Sealy International (2) | 930,479 | 50,209 |
| | | 233,913 |
| **Internet & Catalog Retail 5.3%** | | |
| Blue Nile (1)(2) | 1,765,388 | 83,132 |
| Ctrip.com International, ADR (2) | 1,828,600 | 90,735 |
| Groupon (2) | 13,715,200 | 161,428 |
| Liberty Ventures, Series A (2) | 406,601 | 49,845 |
| MakeMyTrip (1)(2) | 2,969,031 | 57,184 |
| Netflix (2) | 509,500 | 187,583 |
| priceline.com (2) | 25,714 | 29,890 |
| Vipshop Holdings, ADR (2) | 436,500 | 36,526 |
| Zulily, Class A (2) | 224,100 | 9,284 |

| | | |
|---|---|---|
| **CONSUMER STAPLES 2.7%** | | |
| **Beverages 0.1%** | | |
| Boston Beer, Class A (2) | 94,151 | 22,765 |
| | | 22,765 |
| **Food & Staples Retailing 1.1%** | | |
| PriceSmart | 1,488,300 | 171,958 |
| | | 171,958 |
| **Food Products 1.5%** | | |
| Annie's (2) | 546,233 | 23,510 |
| Flowers Foods | 6,599,655 | 141,694 |
| Whitewave Foods, Class A (2) | 3,123,100 | 71,644 |
| | | 236,848 |
| Total Consumer Staples | | 431,571 |
| **ENERGY 3.9%** | | |
| **Energy Equipment & Services 1.1%** | | |
| Exterran Holdings (2) | 1,045,000 | 35,739 |
| FMC Technologies (2) | 607,297 | 31,707 |
| Forum Energy Technologies (2) | 1,487,600 | 42,039 |
| RigNet (1)(2) | 1,493,336 | 71,576 |
| | | 181,061 |
| **Oil, Gas & Consumable Fuels 2.8%** | | |
| Athlon Energy (2) | 693,700 | 20,985 |
| Bill Barrett (2) | 1,819,300 | 48,721 |
| Bonanza Creek Energy (2) | 512,900 | 22,296 |
| Cloud Peak Energy (2) | 993,900 | 17,890 |
| Delek US Holdings | 854,000 | 29,386 |
| Diamondback Energy (2) | 1,314,234 | 69,470 |

| | | |
|---|---|---|
| Emerald Oil, Warrants, 2/4/16, Acquisition Date: 2/4/11 Acquisition Cost $0 (2)(3) | 177,500 | 4 |
| Energy XXI Bermuda | 383,200 | 10,369 |
| Northern Oil & Gas (1)(2) | 3,533,900 | 53,256 |
| Oasis Petroleum (2) | 793,500 | 37,271 |
| PDC Energy (2) | 517,400 | 27,536 |
| Seven Generations Energy, Class A, Acquisition Date: 12/18/13, Acquisition Cost $13,787 (CAD) (2)(3)(4) | 589,581 | 13,876 |
| SM Energy | 1,125,200 | 93,515 |
| | | 444,575 |
| Total Energy | | 625,636 |
| **FINANCIALS 5.6%** | | |
| **Capital Markets 1.2%** | | |
| Artisan Partners Asset Management | 907,200 | 59,141 |
| Financial Engines | 1,957,200 | 135,986 |
| | | 195,127 |
| **Commercial Banks 2.2%** | | |
| First Horizon National | 2,611,600 | 30,425 |
| Signature Bank (2) | 1,229,200 | 132,041 |
| SVB Financial Group (2) | 963,000 | 100,980 |
| Texas Capital Bancshares (2) | 653,900 | 40,673 |
| Western Alliance Bancorp (2) | 1,679,017 | 40,061 |
| | | 344,180 |
| **Consumer Finance 0.0%** | | |
| Green Dot, Class A (2) | 95,764 | 2,408 |
| | | 2,408 |
| **Diversified Financial Services 0.8%** | | |
| Capitol Acquisition Corp. II, Equity Units (1)(2) | 1,579,400 | 15,952 |
| MSCI, Class A (2) | 2,549,700 | 111,473 |
| | | 127,425 |

| | | |
|---|---|---|
| **Insurance 1.3%** | | |
| Brown & Brown | 2,046,400 | 64,236 |
| E-Health (2) | 574,500 | 26,709 |
| First American Financial | 2,722,600 | 76,777 |
| Infinity Property & Casualty | 424,321 | 30,445 |
| | | 198,167 |
| **Real Estate Management & Development 0.0%** | | |
| ZipRealty (2) | 407,358 | 2,281 |
| | | 2,281 |
| **Thrifts & Mortgage Finance 0.1%** | | |
| Nationstar Mortgage Holdings (2) | 373,200 | 13,794 |
| | | 13,794 |
| Total Financials | | 883,382 |
| **HEALTH CARE 14.5%** | | |
| **Biotechnology 6.0%** | | |
| Abcam (GBP) | 6,811,187 | 55,380 |
| ACADIA Pharmaceuticals (2) | 761,700 | 19,035 |
| Alexion Pharmaceuticals (2) | 481,000 | 64,002 |
| Alkermes (2) | 1,093,400 | 44,458 |
| Alnylam Pharmaceuticals (2) | 572,200 | 36,810 |
| Clovis Oncology (2) | 378,069 | 22,786 |
| Exelixis (2) | 5,163,700 | 31,653 |
| Idenix Pharmaceuticals (2) | 2,741,600 | 16,395 |
| Incyte (2) | 4,098,500 | 207,507 |
| Ironwood Pharmaceuticals (2) | 390,400 | 4,532 |
| Neurocrine Biosciences (1)(2) | 3,390,000 | 31,663 |
| Pharmacyclics (2) | 818,400 | 86,570 |
| Puma Biotechnology (2) | 637,111 | 65,960 |
| Regeneron Pharmaceuticals (2) | 799,200 | 219,972 |
| Seattle Genetics (2) | 561,500 | 22,398 |

| | | |
|---|---|---|
| Stemline Therapeutics (2) | 333,500 | 6,537 |
| TESARO (2) | 402,681 | 11,372 |
| | | 947,030 |
| **Health Care Equipment & Supplies 2.3%** | | |
| Analogic | 495,000 | 43,837 |
| Cynosure, Class A (2) | 147,800 | 3,943 |
| EnteroMedics (2) | 1,704,300 | 3,477 |
| EnteroMedics, Warrants, 6/8/16 (2) | 908,400 | 1,275 |
| EnteroMedics, Warrants, 9/28/16 (2) | 128,400 | 193 |
| GenMark Diagnostics (2) | 1,206,079 | 16,053 |
| HeartWare International (2) | 346,800 | 32,585 |
| IDEXX Laboratories (2) | 1,037,000 | 110,306 |
| Sirona Dental Systems (2) | 1,292,700 | 90,747 |
| Tornier (2) | 1,334,267 | 25,071 |
| Volcano (2) | 1,447,500 | 31,628 |
| | | 359,115 |
| **Health Care Providers & Services 1.8%** | | |
| Acadia Healthcare (2) | 416,000 | 19,689 |
| Air Methods (2) | 1,638,400 | 95,568 |
| Catamaran (2) | 521,900 | 24,780 |
| Henry Schein (2) | 933,700 | 106,685 |
| LCA-Vision (2) | 736,100 | 2,871 |
| MWI Veterinary Supply (2) | 31,000 | 5,288 |
| WellCare Health Plans (2) | 515,000 | 36,266 |
| | | 291,147 |
| **Health Care Technology 1.7%** | | |
| athenahealth (2) | 1,220,700 | 164,184 |
| HMS Holdings (1)(2) | 4,781,500 | 108,684 |
| | | 272,868 |
| **Life Sciences Tools & Services 1.2%** | | |
| Bruker (2) | 3,716,500 | 73,475 |

| | | |
|---|---|---|
| Illumina (2) | 1,002,200 | 110,864 |
| | | 184,339 |
| **Pharmaceuticals 1.5%** | | |
| Aegerion Pharmaceuticals (2) | 1,298,600 | 92,149 |
| Alexza Pharmaceuticals, Warrants, 10/5/16, Acquisition Date: 10/5/09, Acquisition Cost $79 (2)(3)(4) | 63,000 | — |
| AVANIR Pharmaceuticals (2) | 5,369,449 | 18,041 |
| Cadence Pharmaceuticals (2) | 1,399,500 | 12,665 |
| Cadence Pharmaceuticals, Warrants, 2/18/14 Acquisition Date: 2/18/09, Acquisition Cost $16 (2)(3) | 131,000 | 158 |
| Medicines Company (2) | 849,600 | 32,812 |
| Nektar Therapeutics (2) | 633,000 | 7,185 |
| Pacira Pharmaceuticals (2) | 1,085,200 | 62,388 |
| Supernus Pharmaceuticals (2) | 1,423,200 | 10,731 |
| Zeneca, Acquisition Date: 7/18/13, Acquisition Cost $0 (2)(3) | 288,910 | 173 |
| | | 236,302 |
| Total Health Care | | 2,290,801 |
| **INDUSTRIALS & BUSINESS SERVICES 13.5%** | | |
| **Aerospace & Defense 1.4%** | | |
| DigitalGlobe (2) | 3,514,687 | 144,629 |
| HEICO, Class A | 1,627,645 | 68,557 |
| | | 213,186 |
| **Air Freight & Logistics 0.6%** | | |
| Hub Group, Class A (2) | 1,068,963 | 42,630 |
| XPO Logistics (1)(2) | 1,756,300 | 46,173 |
| | | 88,803 |
| **Airlines 1.0%** | | |
| Allegiant Travel (1) | 1,547,912 | 163,212 |
| | | 163,212 |

| | | |
|---|---|---|
| **Building Products 0.9%** | | |
| A.O. Smith | 761,300 | 41,064 |
| Lennox International | 1,135,700 | 96,603 |
| | | 137,667 |
| **Commercial Services & Supplies 2.0%** | | |
| Healthcare Services | 1,643,800 | 46,635 |
| Mine Safety Appliances | 954,100 | 48,860 |
| Mobile Mini (1)(2) | 3,060,477 | 126,030 |
| Waste Connections | 2,225,900 | 97,116 |
| | | 318,641 |
| **Electrical Equipment 2.3%** | | |
| Acuity Brands | 1,583,177 | 173,073 |
| Roper Industries | 1,426,400 | 197,813 |
| | | 370,886 |
| **Machinery 4.0%** | | |
| Colfax (2) | 641,600 | 40,863 |
| Energy Recovery (2) | 2,159,563 | 12,007 |
| EnPro Industries (1)(2) | 1,668,900 | 96,212 |
| Manitowoc | 2,711,300 | 63,228 |
| Middleby (2) | 50,400 | 12,094 |
| RBC Bearings (2) | 985,389 | 69,716 |
| Rexnord (2) | 3,422,691 | 92,447 |
| Toro | 1,285,500 | 81,758 |
| Valmont Industries | 636,700 | 94,945 |
| WABCO Holdings (2) | 689,300 | 64,388 |
| | | 627,658 |
| **Professional Services 1.3%** | | |
| Advisory Board (1)(2) | 2,552,700 | 162,530 |
| Corporate Executive Board | 584,800 | 45,281 |
| | | 207,811 |

| | | |
|---|---|---|
| **Trading Companies & Distributors 0.0%** | | |
| MSC Industrial Direct | 87,670 | 7,090 |
| | | 7,090 |
| Total Industrials & Business Services | | 2,134,954 |
| **INFORMATION TECHNOLOGY 23.1%** | | |
| **Communications Equipment 1.4%** | | |
| ADTRAN | 2,174,000 | 58,720 |
| Aruba Networks (2) | 3,399,000 | 60,842 |
| Ciena (2) | 1,000,000 | 23,930 |
| Finisar (2) | 1,949,000 | 46,620 |
| Palo Alto Networks (2) | 500,000 | 28,735 |
| | | 218,847 |
| **Computers & Peripherals 0.1%** | | |
| Intevac (1)(2) | 1,470,700 | 10,927 |
| | | 10,927 |
| **Electronic Equipment, Instruments & Components 1.2%** | | |
| FEI | 650,500 | 58,129 |
| Measurement Specialties (2) | 229,100 | 13,904 |
| National Instruments | 1,999,000 | 64,008 |
| Trimble Navigation (2) | 1,430,000 | 49,621 |
| | | 185,662 |
| **Internet Software & Services 8.7%** | | |
| Angie's List (2) | 1,334,904 | 20,224 |
| Bankrate (2) | 429,547 | 7,706 |
| Bazaarvoice (1)(2) | 5,983,300 | 47,388 |
| Cornerstone OnDemand (2) | 550,000 | 29,337 |
| CoStar Group (2) | 921,200 | 170,035 |
| Cvent (2) | 200,000 | 7,278 |
| Eventbrite, Acquisition Date: 6/28/13 Acquisition Cost $2,217 (1)(2)(3)(4) | 179,516 | 2,216 |

| | | |
|---|---|---|
| Evernote, Acquisition Date: 11/20/12 Acquisition Cost $2,296 (1)(2)(3)(4) | 190,876 | 2,481 |
| GrubHub Seamless, Acquisition Date: 8/13/13, Acquisition Cost $11,894 (2)(3)(4) | 1,393,013 | 11,894 |
| Marketo (1)(2) | 2,099,000 | 77,810 |
| oDesk, Acquisition Date: 1/30 - 5/21/13 Acquisition Cost $290 (1)(2)(3)(4) | 48,721 | 301 |
| OpenTable (1)(2) | 1,310,500 | 104,014 |
| Pandora Media (2) | 355,500 | 9,456 |
| Rackspace Hosting (2) | 3,214,000 | 125,764 |
| Shutterstock (2) | 849,975 | 71,083 |
| SPS Commerce (2) | 550,000 | 35,915 |
| Trulia (2) | 36,000 | 1,270 |
| Twitter, Acquisition Date: 9/24/09 Acquisition Cost $12,274 (2)(3) | 4,608,000 | 278,634 |
| Xoom (1)(2) | 3,755,173 | 102,779 |
| Youku Tudou, ADR (1)(2) | 7,065,300 | 214,079 |
| Youku.com, Acquisition Date: 9/15/10 - 6/14/11 Acquisition Cost $— (1)(2)(3) | 6 | — |
| Zillow (2) | 842,700 | 68,874 |
| | | 1,388,538 |
| **IT Services 3.1%** | | |
| CoreLogic (2) | 2,210,500 | 78,539 |
| Gartner (2) | 2,868,826 | 203,830 |
| iSoftStone Holdings, ADR (2) | 2,355,000 | 12,058 |
| Sapient (1)(2) | 8,821,556 | 153,142 |
| WEX (2) | 459,500 | 45,504 |
| | | 493,073 |
| **Semiconductor & Semiconductor Equipment 2.0%** | | |
| Cavium (2) | 1,300,000 | 44,863 |
| Diodes (2) | 1,500,000 | 35,340 |
| Fairchild Semiconductor, Class A (2) | 1,799,000 | 24,017 |
| GT Advanced Technologies (2) | 1,250,000 | 10,900 |
| Hittite Microwave (2) | 400,000 | 24,692 |

| | | |
|---|---|---|
| **Health Care Technology 0.1%** | | |
| Castlight Health, Acquisition Date: 4/26/12 Acquisition Cost $10,418 (1)(2)(3)(4) | 1,725,748 | 11,459 |
| | | 11,459 |
| Total Health Care | | 19,173 |
| **INFORMATION TECHNOLOGY 0.7%** | | |
| **Computers & Peripherals 0.2%** | | |
| Pure Storage, Acquisition Date: 8/22/13 Acquisition Cost $27,279 (1)(2)(3)(4) | 3,935,512 | 27,279 |
| | | 27,279 |
| **Internet Software & Services 0.3%** | | |
| Eventbrite, Series A, Acquisition Date: 7/23/13, Acquisition Cost $1,853 (1)(2)(3)(4) | 150,088 | 1,853 |
| Eventbrite, Series C, Acquisition Date: 7/23/13, Acquisition Cost $2,701 (1)(2)(3)(4) | 218,748 | 2,701 |
| Eventbrite, Series F, Acquisition Date: 4/22/13, Acquisition Cost $9,131 (1)(2)(3)(4) | 739,506 | 9,131 |
| Evernote, Series 1, Acquisition Date: 11/20/12 Acquisition Cost $4,591 (1)(2)(3)(4) | 381,752 | 4,963 |
| Evernote, Series 4, Acquisition Date: 5/2 - 11/20/12 Acquisition Cost $14,562 (1)(2)(3)(4) | 1,210,758 | 15,740 |
| Evernote, Series 5, Acquisition Date: 11/8/13 Acquisition Cost $2,274 (1)(2)(3)(4) | 174,948 | 2,274 |
| LivingSocial, Acquisition Date: 4/1/11 Acquisition Cost $24,650 (2)(3)(4) | 4,361,980 | 2,617 |
| MongoDB, Acquisition Date: 10/2/13 Acquisition Cost $10,527 (2)(3)(4) | 629,468 | 10,527 |
| oDesk, Series D, Acquisition Date: 3/13/12 Acquisition Cost $11,019 (1)(2)(3)(4) | 1,436,622 | 9,137 |
| | | 58,943 |
| **IT Services 0.1%** | | |
| Apptio, Series D, Acquisition Date: 3/9/12 Acquisition Cost $10,912 (1)(2)(3)(4) | 609,011 | 13,821 |

| | | |
|---|---|---|
| Apptio, Series E, Acquisition Date: 5/3/13 Acquisition Cost $1,816 (1)(2)(3)(4) | 80,037 | 1,817 |
| | | 15,638 |
| **Software 0.1%** | | |
| New Relic, Series A, Acquisition Date: 4/17/13 Acquisition Cost $446 (2)(3)(4) | 25,640 | 446 |
| New Relic, Series E, Acquisition Date: 1/9/13 Acquisition Cost $12,820 (2)(3)(4) | 736,394 | 12,820 |
| | | 13,266 |
| Total Information Technology | | 115,126 |
| Total Convertible Preferred Stocks (Cost $232,056) | | 188,982 |
| **CONVERTIBLE BONDS 0.1%** | | |
| Solazyme, 6.00%, 2/1/18 (6) | 9,013,000 | 12,554 |
| Total Convertible Bonds (Cost $9,013) | | 12,554 |
| **CORPORATE BONDS 0.3%** | | |
| Ancestry.com, 11.00%, 12/15/20 | 11,401,000 | 13,225 |
| Ancestry.com, PIK, 9.625%, 10/15/18 (6) | 19,720,000 | 20,410 |
| Glam Media, 9.00%, 12/3/14, Acquisition Date: 7/2/07 - 3/19/08, Acquisition Cost $1,767 (3)(4) | 1,766,622 | 1,678 |
| Glam Media, 9.00%, 12/3/14, Acquisition Date: 7/2/07 - 8/1/12, Acquisition Cost $65 (3)(4) | 64,536 | 62 |
| Quiksilver, 10.00%, 8/1/20 (1) | 17,545,000 | 19,826 |
| Total Corporate Bonds (Cost $50,156) | | 55,201 |
| **SHORT-TERM INVESTMENTS 4.4%** | | |
| **Money Market Funds 4.3%** | | |
| T. Rowe Price Reserve Investment Fund, 0.05% (1)(7) | 671,768,468 | 671,768 |

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

## Statement of Operations

($000s)

| | | Year Ended 12/31/13 |
|---|---|---|
| **Investment Income (Loss)** | | |
| Income | | |
| Dividend | $ | 44,830 |
| Interest | | 3,682 |
| Securities lending | | 179 |
| Other | | 270 |
| Total income | | 48,961 |
| Expenses | | |
| Investment management | | 82,332 |
| Shareholder servicing | | 17,436 |
| Prospectus and shareholder reports | | 340 |
| Custody and accounting | | 390 |
| Registration | | 369 |
| Legal and audit | | 119 |
| Directors | | 61 |
| Proxy and annual meeting | | 245 |
| Miscellaneous | | 278 |
| Total expenses | | 101,570 |
| Expenses paid indirectly | | (1) |
| Net expenses | | 101,569 |
| Net investment loss | | (52,608) |
| **Realized and Unrealized Gain / Loss** | | |
| Net realized gain (loss) | | |
| Securities | | 1,305,133 |
| Futures | | 61,246 |
| Foreign currency transactions | | (210) |
| Net realized gain | | 1,366,169 |
| Change in net unrealized gain / loss | | |
| Securities | | 3,682,762 |
| Futures | | 17,797 |
| Other assets and liabilities denominated in foreign currencies | | 5 |
| Change in net unrealized gain / loss | | 3,700,564 |
| Net realized and unrealized gain / loss | | 5,066,733 |
| **INCREASE IN NET ASSETS FROM OPERATIONS** | $ | 5,014,125 |

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price New Horizons Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on June 3, 1960. The fund seeks long-term capital growth by investing primarily in common stocks of small, rapidly growing companies.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $241,000 for the year ended December 31, 2013. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended December 31, 2013, the fund realized $111,002,000 of net gain on $206,965,000 of in-kind redemptions.

New Accounting Guidance On January 1, 2013, the fund adopted new accounting guidance, issued by the Financial Accounting Standards Board, that requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. Adoption had no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued, and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the fund’s Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Debt securities generally are traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Debt securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Financial futures contracts are valued at closing settlement prices and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2013:

There were no material transfers between Levels 1 and 2 during the year.

Following is a reconciliation of the fund’s Level 3 holdings for the year ended December 31, 2013. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at December 31, 2013, totaled $16,049,000 for the year ended December 31, 2013. Transfers into and out of Level 3 are reflected at the value of the financial instrument at the beginning of the period. During the year, transfers out of Level 3 were because observable market data became available for the security.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended December 31, 2013, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value, as described in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of December 31, 2013, the fund held equity futures with cumulative unrealized gain of $17,797,000; the value reflected on the accompanying Statement of Assets and Liabilities is the related unsettled variation margin.

Additionally, during the year ended December 31, 2013, the fund recognized $61,246,000 of realized gain on Futures and a $17,797,000 change in unrealized gain/ loss on Futures related to its investments in equity derivatives; such amounts are included on the accompanying Statement of Operations.

Counterparty Risk and Collateral The fund invests in exchange-traded or centrally cleared derivative contracts, such as futures, exchange-traded options, and centrally cleared swaps. Counterparty risk on such derivatives is minimal because the clearinghouse provides protection against counterparty defaults. For futures and centrally cleared swaps, the fund is required to deposit collateral in an amount equal to a certain percentage of the contract value (margin requirement), and the margin requirement must be maintained over the life of the contract. Each clearing broker, in its sole discretion, may adjust the margin requirements applicable to the fund.

Collateral may be in the form of cash or debt securities issued by the U.S. government or related agencies. Cash and currencies posted by the fund are reflected as cash deposits in the accompanying financial statements and generally are restricted from withdrawal by the fund; securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. As of December 31, 2013, securities valued at $18,745,000 had been posted by the fund for exchange-traded and/or centrally cleared derivatives.

Futures Contracts The fund is subject to equity price risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a particular underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values, and potential losses in excess of the fund’s initial investment. During the year ended December 31, 2013, the fund’s exposure to futures, based on underlying notional amounts, was generally less than 1% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund lends its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. It receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At December 31, 2013, there were no securities on loan.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $4,943,383,000 and $4,265,872,000, respectively, for the year ended December 31, 2013.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to redemptions in kind or a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income or realized capital gain. Reclassifications between income and gain relate primarily to the offset of the current net operating loss against realized gains. For the year ended December 31, 2013, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended December 31, 2013 and December 31, 2012, were characterized for tax purposes as follows:

At December 31, 2013, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales and/or the realization of gains/losses on passive foreign investment companies and/or certain open derivative contracts for tax purposes.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2013, the effective annual group fee rate was 0.29%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended December 31, 2013, expenses incurred pursuant to these service agreements were $115,000 for Price Associates; $2,415,000 for T. Rowe Price Services, Inc.; and $3,951,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2013, the fund was charged $254,000 for shareholder servicing costs related to the college savings plans, of which $162,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2013, approximately 1% of the outstanding shares of the fund were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds), as well as the T. Rowe Price Retirement Funds and T. Rowe Price Target Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum Funds and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the year ended December 31, 2013, the fund was allocated $91,000 of Spectrum Funds’ expenses and $2,340,000 of Retirement Funds’ expenses. Of these amounts, $1,213,000 related to services provided by Price. At period-end, the amount payable to Price pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2013, approximately 1% of the outstanding shares of the fund were held by the Spectrum Funds and 7% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
T. Rowe Price New Horizons Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price New Horizons Fund, Inc. (the “Fund”) at December 31, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 14, 2014

Tax Information (Unaudited) for the Tax Year Ended 12/31/13

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

  $163,696,000 from short-term capital gains,

  $905,271,000 from long-term capital gains, subject to the 15% rate gains category.

For taxable non-corporate shareholders, $45,126,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $37,640,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
[157]	(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director and Member of the Advisory Board, Deutsche
2001	Bank North America (2004 to present); Director, Under Armour
[157]	(2008 to present); Director, Vornado Real Estate Investment Trust
(2004 to 2012)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
1994
[157]

Bruce W. Duncan	President, Chief Executive Officer, and Director, First Industrial Realty
(1951)	Trust, owner and operator of industrial properties (2009 to present);
2013	Chairman of the Board (2005 to present), Interim Chief Executive
[157]	Officer (2007), and Director (1999 to present), Starwood Hotels &
Resorts, a hotel and leisure company; Senior Advisor, Kohlberg,
Kravis, Roberts & Co. LP, a global investment firm (2008 to 2009);
Trustee, Starwood Lodging Trust, a real estate investment trust and former subsidiary of Starwood (1995 to 2006)

Robert J. Gerrard, Jr.	Advisory Board Member, Pipeline Crisis/Winning Strategies (1997
(1952)	to present); Chairman of Compensation Committee and Director,
2012	Syniverse Holdings, Inc. (2008 to 2011); Executive Vice President
[157]	and General Counsel, Scripps Networks, LLC (1997 to 2009)

Karen N. Horn	Limited Partner and Senior Managing Director, Brock Capital Group,
(1943)	an advisory and investment banking firm (2004 to present); Director,
2003	Eli Lilly and Company (1987 to present); Director, Simon Property
[157]	Group (2004 to present); Director, Norfolk Southern (2008 to present); Director, Fannie Mae (2006 to 2008)

Paul F. McBride	Former Company Officer and Senior Vice President, Human
(1956)	Resources and Corporate Initiatives (2004 to 2010)
2013
[157]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Director, MDRC
2012	(2011 to present); Member, National Academy of Education (2010
[157]	to present); Research Associate, National Bureau of Economic
Research’s Labor Studies Program (1998 to 2009 and 2011 to
present); Member, President’s Council of Economic Advisors
(2009 to 2011); Member, The MacArthur Foundation Network on
the Transition to Adulthood and Public Policy (2000 to 2008);
Member, National Advisory Committee for the Robert Wood
Johnson Foundation’s Scholars in Health Policy Research Program
(2008); Director and Member, National Economic Association
(2006 to 2008); Member, Association of Public Policy Analysis and
Management Policy Council (2006 to 2008); Member, Hamilton
Project’s Advisory Board at The Brookings Institute (2006 to 2008);
Chair of Committee on the Status of Minority Groups in the Economic
Profession, American Economic Association (2006 to 2008 and
2012 to present)

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2001	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
[157]	General Growth Properties, Inc. (2010 to present); Director, BXMT
(formerly Capital Trust, Inc.), a real estate investment company
(2012 to present); Director and Chairman of the Board, Brixmor
Property Group, Inc. (2013 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc.
2009	(1984 to 2008)
[157]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[157]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., and T. Rowe Price
Services, Inc.; Chairman of the Board, Chief Executive Officer,
and Director, T. Rowe Price International; Chairman of the Board,
Chief Executive Officer, Director, and President, T. Rowe Price Trust
Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2013	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[105]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With New Horizons Fund	Principal Occupation(s)

Francisco M. Alonso (1978)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Preston G. Athey, CFA, CIC (1949)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Brian W.H. Berghuis, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Michael F. Blandino (1971)	Vice President, T. Rowe Price and T. Rowe
Vice President	Price Group, Inc.; formerly Executive Director,
Convertible Sales, J.P. Morgan (to 2009)

Christopher W. Carlson (1967)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Henry M. Ellenbogen (1973)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., and T. Rowe Price Trust Company

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company

Rhett K. Hunter (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe
Price Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Chief Legal Officer, Vice President,
and Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

Timothy E. Parker, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Clark R. Shields (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Michael F. Sola, CFA (1969)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Taymour R. Tamaddon, CFA (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Justin Thomson (1968)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

J. David Wagner, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Thomas H. Watson (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,691,000 and $1,802,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price New Horizons Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 14, 2014

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 14, 2014

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date February 14, 2014